Exhibit 99.2

Rowan and Saudi Aramco New Offshore Drilling Company Investor Presentation November 2016 1

Statements herein that are not historical facts are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected business, financial and operating performance and prospects of the Company. These forward - looking statements are based on our current expectations and are subject to certain risks, assumptions, trends and uncertainties that could cause actual results to differ materially from those indicated by the forward - looking statements. Among the factors that could cause actual results to differ materially include oil and natural gas prices, the level of offshore expenditures by energy companies, variations in energy demand, changes in day rates, cancellation, early termination or renegotiation by our customers of drilling contracts, risks associated with fixed cost drilling operations, cost overruns or delays in transportation of drilling units, cost overruns or delays in maintenance and repairs, cost overruns or delays for conversion or upgrade projects, operating hazards and equipment failure, risks of collision and damage, casualty losses and limitations on insurance coverage, customer credit and risk of customer bankruptcy, conditions in the general economy and energy industry, weather conditions and severe weather in the Company’s operating areas, increasing complexity and costs of compliance with environmental and other laws and regulations, changes in tax laws and interpretations by taxing authorities, civil unrest and instability, terrorism, piracy and hostilities in our areas of operations that may result in loss or seizure of assets, the outcome of disputes and legal proceedings, effects of the change in our corporate structure, and other risks disclosed in the Company’s filings with the U.S. Securities and Exchange Commission. Each forward - looking statement speaks only as of the date hereof, and the Company expressly disclaims any obligation to update or revise any forward - looking statements, except as required by law. 2 Forward - Looking Statements

3 Joint Venture with Saudi Aramco A Strategic Partnership for the Future ▪ Rowan and Saudi Aramco will form a 50 / 50 offshore drilling joint venture  The offshore drilling market in Saudi Arabia is expected to expand, creating considerable demand for drilling services ▪ Rowan benefits from :  A unique and compelling opportunity to secure long - term rig commitments with the world’s leading oil and gas company  Certainty of sustained high asset utilization levels, as well as better visibility into long - term cash flows and earnings through a long - term relationship with Saudi Aramco  Increased near and long - term liquidity from cash distributions ▪ Saudi Aramco benefits from :  Improved localization of the drilling industry in Saudi Arabia  Increased efficiency and quality of drilling operations  A long - term supply of fit - for - purpose jack - up rigs designed specifically for its drilling needs ▪ Minimal upfront capital investment with the potential for significant growth ▪ The new company is expected to be the leader in the Saudi Arabian offshore drilling space  The new company intends to utilize internally generated funds and debt financing to fund future rig purchases  Targeting the operation of a fleet of approximately 20 jack - ups by 2026  World - class driller will benefit from a combination of Rowan’s strong jack - up franchise and Saudi Aramco’s financial and contract support

4 Agenda Saudi Arabian Energy Landscape Company & Structure

5 The Saudi Arabian jack - up market is the largest in the world 4 4 6 6 7 7 8 8 11 17 22 23 36 44 4 Saudi Aramco Petrobel ConocoPhillips Chernomorneftegaz Chevron (incl. CABGOC) Vietsovpetro IOOC Pars Oil & Gas Adma - Opco PEMEX CNOOC ONGC Total Maersk Oil ZADCO 5 6 6 7 8 9 10 11 23 23 31 32 37 44 5 Ukraine USA Norway Egypt UK India Saudi Arabia Thailand Denmark Qatar Vietnam Mexico Iran UAE China Top 15 Users of Jack - ups by Customer # of jackups contracted Top 15 Users of Jack - ups by Country # of jackups contracted SOURCE: Includes data supplied by IHS - Petrodata , Inc ; Copyright 2016 as of November 1, 2016

6 The new company was initiated as part of Saudi Arabia’s “2030 Vision” and Saudi Aramco’s “In - Kingdom Total Value Add” (IKTVA) Program Source: Saudi Aramco “ There is a growing recognition around the world, especially in the developing world, that suppliers and investors must build long - term partnerships with companies and countries they do business with . They must invest in the long - term prosperity of their host nations . And they must help with long - term employment opportunities … … With our In - Kingdom Total Value Add – or IKTVA – program we now have that mechanism, which is systematic, fair, and transparent . It puts local content at the heart of our procurement process, and will be a requirement of doing business with Saudi Aramco going forward . ” Amin H. Nasser, President & CEO, Saudi Aramco K eynote S peech IKTVA Forum December 2015

7 Agenda Saudi Arabian Energy Landscape Company & Structure

Key details about the new company ( 1of 2) Scope  Rowan and Saudi Aramco will form a 50/50 joint venture to own and operate jack - up drilling rigs in Saudi Arabia  In 2017, Rowan contributes three rigs, related inventory and local shorebase operations; Saudi Aramco contributes two rigs, related inventory and additional cash to make up the difference in value of asset contributions between the partners.  In late 2018, Rowan contributes two additional rigs as they complete their current contracts, and Saudi Aramco will contribute equivalent value .  The new company will manage Rowan’s existing rigs until current contracts expire, when the new company will lease the rigs from Rowan as needed Rig Contributions and Matching Contributions Cash Capital Contributions  Both partners intend for the new company to be self and externally funded.  No additional equity injections are expected (although both Saudi Aramco and Rowan remain fully committed to the success of the new company). Financials and Expected Returns  Both partners are committed to progressively implementing efficiencies and optimizing costs to improve profitability over time.  Expected returns are commensurate to Rowan’s target for similar risk profile opportunities. 9

Key details about the new company (2 of 2) Newbuild Strategy Management  Rowan will nominate CEO and head of operations; Saudi Aramco will nominate Chairman and CFO. Governance  Saudi Aramco and Rowan will each own 50%, with proportional voting rights and Board representation.  The new company will operate independently with a separate dedicated management team, ensuring an arm’s length relationship.  The new company plans to order up to 20 rigs to be delivered over ten years beginning as early as 2021 to meet base load offshore drilling demand in the Kingdom.  Rig purchases will be supported by contracts from Saudi Aramco as customer, at defined returns commensurate to similar risk profile opportunities. 10

10 The new company benefits from the partners’ unique contributions Global drilling experience , best - in - class performance and technical expertise World Class Drilling Expertise Acquire Saudi built rigs and support the training and development of a local drilling workforce Partnership in L ocal Development Demand Certainty Through a long - term relationship with Saudi Aramco Scale & Growth Benefit from economies of scale by providing Saudi Aramco with a significant portion of its rig requirements Rowan Saudi Aramco New Company 1. 4. 2. 3.

Investor Contacts: Chris Pitre VP, Investor Relations and Corporate Development chris.pitre@rowancompanies.com + 1 713 968 6642 Carrie Prati Manager, Marketing and Investor Relations carrie.prati@rowancompanies.com +1 713 960 7581 12